Contingent Liabilities And Commitments	12 Months Ended
Dec. 31, 2012
Contingent Liabilities And Commitments [Abstract]
Contingent Liabilities And Commitments
NOTE 8	-	CONTINGENT LIABILITIES AND COMMITMENTS

A.
In consideration of grants received from the Chief Scientist of the Israeli Ministry of Industry, Trade and Labor (the "Chief Scientist"), the Company was obligated to pay the Chief Scientist, royalties of 3.5% of sales of products developed with funds provided by the Chief Scientist, until the dollar-linked amount of such royalty payments is equal to 100% (150% for certain grants) of the grant payments received by the Company plus Libor interest rate (the Libor interest rate applies to grants received since January 1999). With respect to funds provided by the Chief Scientist for development projects held until December 31, 2000, the Company received grants in a total amount of $9,500, and paid back to the Chief Scientist royalties in the amount of approximately $6,600. The Company believed that the majority of products that it has sold since January 1, 2005 were not based on technology developed with funds provided by the Chief Scientist and that, accordingly, such sales should not be subject to the payment of royalties to the Chief Scientist. Nevertheless, the Company accrued royalty expenses in its financial reports for the periods from January 1st, 2005 to March 31st, 2010 in the amount of approximately $2,900, but has not paid any royalties associated with the products mentioned above to the Chief Scientist. In July 2012 the Company reached an agreement with the Chief Scientist, pursuant to which, Cimatron paid to the Chief Scientist an amount of approximately $2,500, and the Chief Scientist exempted Cimatron from any further royalty reports and payments, other than as may be required under applicable law in the event of a transfer of know how outside of Israel. As a result of this agreement, the Company recorded additional income of approximately $400, reflected as a lower cost of revenue in its 2012 Statement of Operations.

B.	Regarding commitments in respect of the Company's approved enterprises see Note 10.A.

C.
In consideration of grants received from the Fund for the Encouragement of Overseas Marketing of the Israeli Government's Ministry of Industry and Trade (the "Fund"), the Company is obligated to pay the Fund royalties amounting to 3% to 4% of the Company's incremental exports, up to a maximum of 100% of the grants received.

The Company's contingent liability to the Fund as of December 31, 2012 is $558,000, contingent upon the Company's incremental exports.

D.	The Company uses technology in respect of which it is obligated to pay annual royalties to third parties, up to an amount of $2,805 until December 31, 2015.

E.	Lease commitments

The premises of the Company and its subsidiaries are leased under various operating lease agreements, which expire on various dates.

Rent expenses for the years ended December 31, 2012, 2011 and 2010 were approximately $1,147, $1,194, and $1,187, respectively.

The Company leases its motor vehicles under cancelable operating lease agreements for periods through 2012. The minimum payment under these operating leases, that would be due upon the cancellation thereof, amounted to $802 as of December 31, 2012.

Future minimum lease commitments under the Company's operating leases as of December 31, 2012 are as follows:

Year ended December 31,
2013	$1,945
2014	1,667
2015	1,388
2016	1,354
2017 and thereafter	1,368
$7,722